UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street,
Suite 500
Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

CD&R Investment

Amendment to Investment Agreement

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2024 (the “Prior Form 8-K”), on April 14, 2024, Resideo Technologies, Inc., a Delaware corporation (the “Company”), entered into an investment agreement (the “Investment Agreement”) with CD&R Channel Holdings, L.P. (the “CD&R Stockholder” and, together with its affiliated funds, the “CD&R Investors”) and Clayton, Dubilier & Rice Fund XII, L.P. (“CD&R Fund”) (solely for the purpose of limited provisions therein) providing for the purchase by the CD&R Stockholder of shares of Series A Cumulative Convertible Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

On June 14, 2024, the Company entered into Amendment No. 1 to the Investment Agreement with the CD&R Stockholder and CD&R Fund (the “Investment Agreement Amendment”). Pursuant to the terms of the Investment Agreement Amendment, certain provisions of the Investment Agreement relating to the rights of the CD&R Investors to designate individuals to the Board of Directors of the Company (the “Board”) were removed from the Investment Agreement and included in the Certificate of Designations (as defined below). Pursuant to the Certificate of Designations, the CD&R Investors (i) may designate two directors to the Board, for so long as the CD&R Investors beneficially own shares of shares of Preferred Stock and Common Stock (as defined below) equal to at least 10% of the outstanding shares of Common Stock, determined on an as-converted basis and calculated in accordance with the Certificate of Designations, and (ii) may designate one director to the Board, for so long as the CD&R Investors beneficially own shares of Preferred Stock and Common Stock equal to at least 5% but less than 10% of the outstanding shares of Company Common Stock, determined on an as-converted basis and calculated in accordance with the Certificate of Designations.

On June 14, 2024, pursuant to, and subject to the terms and conditions of, the Investment Agreement, as amended by the Investment Agreement Amendment, the CD&R Stockholder purchased 500,000 shares of the Preferred Stock (the “Purchased Shares”) at a purchase price of $1,000 per share for an aggregate purchase price of $500,000,000. The aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), into which the Preferred Stock may be converted shall initially be equal to 18,573,551 based on the initial conversion price.

Please refer to the Prior Form 8-K for a description of the terms of the Investment Agreement, Certificate of Designations and the transactions contemplated thereby. The foregoing description of the Investment Agreement and the Investment Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Investment Agreement which was attached as Exhibit 10.1 to the Prior Form 8-K and is incorporated herein by reference, and (ii) the Investment Agreement Amendment attached hereto as Exhibit 10.1, which is incorporated by reference.

CD&R Registration Rights Agreement

Pursuant to the Investment Agreement, as amended by the Investment Agreement Amendment, on June 14, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the CD&R Stockholder. Please refer to the Prior 8-K for a description of the terms of the Registration Rights Agreement. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Prior Form 8-K and the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Credit Agreement Amendment

On June 14, 2024, (the “Amendment Effective Date”), the Company entered into a Fourth Amendment to the Amended and Restated Credit Agreement, dated as of the Amendment Effective Date (the “Credit Agreement Amendment”) by and among the Company, Resideo Holding Inc., a Delaware corporation, Resideo Intermediate

Holding Inc., a Delaware corporation, Resideo Funding Inc., a Delaware corporation, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, which amended the existing Amended and Restated Credit Agreement dated as of February 12, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 28, 2022, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2023, that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 24, 2024, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

Pursuant to the Credit Agreement Amendment, as contemplated by the Debt Commitment Letter (as defined in the Prior Form 8-K), the Company obtained (i) incremental senior secured term loans with a seven-year maturity in an aggregate principal amount of $600,000,000 (the “Fourth Amendment Term Loans”), the proceeds of which were used, together with proceeds of the shares of Preferred Stock issued to the CD&R Stockholder and cash of the Company, by the Company on the Amendment Effective Date to finance the Merger Consideration (as defined below) and to pay related fees and expenses and (ii) incremental senior secured revolving commitments with a five-year maturity in an aggregate principal amount of $500,000,000 (the “Fourth Amendment Revolving Commitments”), the proceeds of which were used to refinance and replace in full the revolving credit commitments under the Existing Credit Agreement (the “Existing Revolving Credit Facility”). The terms of the Fourth Amendment Term Loans are substantially the same as the existing senior secured term B loans under the Existing Credit Agreement (the “Existing Term Loans”) other than maturity (the Fourth Amendment Term Loans will mature on May 14, 2031, whereas the Existing Term Loans will mature on February 21, 2028 (unchanged)). The terms of the Fourth Amendment Revolving Commitments are substantially the same as the Existing Revolving Credit Facility, other than certain modifications to the interest rate margin and the financial maintenance covenants applicable to the Existing Revolving Credit Facility, as contemplated by the Debt Commitment Letter and as more fully set forth in the Credit Agreement Amendment. The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Fifth Amendment to IRA

As previously disclosed in the Prior Form 8-K, on April 14, 2024, in connection with the execution of the Merger Agreement (as defined below) and Debt Commitment Letter (as defined in the Prior Form 8-K), a subsidiary of the Company and Honeywell International Inc. entered into an amendment (the “Fifth Amendment”) to the Indemnification and Reimbursement Agreement dated as of October 14, 2018 (as amended, the “IRA”). In connection with the closing of the transactions contemplated by the Merger Agreement and the entry into the Credit Agreement Amendment, on June 14, 2024, the parties to the Fifth Amendment entered into an Amended and Restated Fifth Amendment to Indemnification and Reimbursement Agreement (the “A&R Fifth Amendment”) pursuant to which, among other things, the parties thereto agreed to conform the ratio for the financial maintenance leverage covenant and certain related definitions in (or incorporated into) the IRA to the corresponding provisions and definitions set forth in the Credit Agreement Amendment. The foregoing description of the A&R Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the A&R Fifth Amendment a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 14, 2024, the Company announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pop Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Snap One Holdings Corp., a Delaware corporation (“Snap One”). On June 14, 2024, Merger Sub merged with and into Snap One (the “Merger”), with Snap One continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share of capital stock of Merger Sub was converted into and became one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and (ii) each issued and outstanding share of common stock of Snap One, par value $0.01 per share (“Snap One Common Stock”) (other than Appraisal Shares (as defined in the Merger Agreement), shares of restricted Snap One Common Stock, and any shares held by Snap One, the Company, Merger Sub or any other direct or indirect wholly owned subsidiary of Snap One or the Company) was converted into the right to receive $10.75 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Prior Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 with respect to the Credit Agreement Amendment is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed in the Prior 8-K and in Item 1.01 of this Current Report on Form 8-K, on April 15, 2024, the Company entered into the Investment Agreement with the CD&R Stockholder and the CD&R Fund. On June 14, 2024, the Company issued and sold to the CD&R Stockholder 500,000 shares of the Preferred Stock for an aggregate purchase price of $500,000,000, or $1,000 per share, pursuant to the Investment Agreement, as amended by the Investment Agreement Amendment. Such issuance and sale is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof. The CD&R Stockholder represented to the Company that it is an “accredited investor” as defined in Rule 501 under the Securities Act and that the shares of Preferred Stock are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 3.03	Material Modification to Rights of Security Holders.

As described in Item 3.02, on June 14, 2024, pursuant to the Investment Agreement, as amended by the Investment Agreement Amendment, the Company issued 500,000 shares of the Preferred Stock to the CD&R Stockholder. The rights, preferences, privileges and restrictions of the Preferred Stock are set forth in the Investment Agreement, as amended by the Investment Agreement Amendment, and the Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock (the “Certificate of Designations”). A summary of the rights, preferences, privileges and restrictions of the Preferred Stock were included in the Prior Form 8-K and are incorporated herein by reference. The foregoing description of the Investment Agreement and the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Investment Agreement which was attached as Exhibit 10.1 to the Prior Form 8-K and is incorporated herein by reference, and (ii) the Certificate of Designations a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Merger, the Board increased the size thereof from ten members to twelve members. To fill the vacancies created by this increase and pursuant to the terms of the Investment Agreement, as amended by the Investment Agreement Amendment, and the Certificate of Designations (which provides that, subject to the terms and conditions thereof, the CD&R Stockholder initially may designate two directors to the Board), the Board, upon the recommendation of its Nominating and Governance Committee, appointed Nathan K. Sleeper and John Stroup, each CD&R partners, as new members of the Board to serve until the 2025 annual meeting of stockholders of the Company. Messrs. Sleeper and Stroup will be entitled to participate in the non-employee director compensation program described in the Company’s proxy statement for its 2024 annual meeting of shareholders filed with the SEC on April 23, 2024, although certain arrangements have been put in place such that such compensation will ultimately be paid to the CD&R Stockholder or the relevant affiliate thereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Prior 8-K and in Item 3.03 above regarding the Preferred Stock terms and the Certificate of Designations is incorporated herein by reference. The Certificate of Designations establishes the rights, preferences, privileges and restrictions applicable to the Preferred Stock and became effective upon filing with the Secretary of State of the State of Delaware on June 14, 2024.

Item 8.01	Other Events

On June 14, 2024, the Company issued a press release announcing the closing of the Merger. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The (i) audited consolidated balance sheets of Snap One Holdings Corp. and subsidiaries as of December 29, 2023 and December 30, 2022, and the related audited consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows, for each of the three fiscal years in the period ended December 29, 2023 (and the related report of Snap One’s independent registered public accounting firm referenced in Exhibit 23.1 hereto), and (ii) unaudited condensed consolidated balance sheet of Snap One Holdings Corp. and subsidiaries as of March 29, 2024 and the related unaudited statements of operations, comprehensive loss, stockholders’ equity, and cash flows, for each of the three months ended March 31, 2024 and March 31, 2023, respectively, are incorporated by reference herein from Snap One’s Annual Report on Form 10-K filed with the SEC on March 8, 2024 and Snap One’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2024.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving pro forma effect to the Snap One acquisition and related financing transactions, consisting of the unaudited pro forma condensed combined statements of operations for the three months ended March 30, 2024 and the year ended December 31, 2023 and unaudited pro forma condensed combined balance sheet as of March 30, 2024, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

3.1	Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock of Resideo Technologies, Inc.

10.1	Amendment No. 1 to Investment Agreement, dated as of June 14, 2024, by and among Resideo Technologies, Inc., CD&R Channel Holdings, L.P. and Clayton, Dubilier & Rice Fund XII, L.P.

10.2	Registration Rights Agreement, dated as of June 14, 2024, by and between Resideo Technologies, Inc. and CD&R Channel Holdings, L.P.

10.3	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 14, 2024, among Resideo Technologies, Inc., a Delaware corporation, Resideo Holding Inc., a Delaware Corporation, Resideo Intermediate Holding Inc., a Delaware corporation, Resideo Funding Inc., a Delaware corporation, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.4	Amended and Restated Fifth Amendment to Indemnification and Reimbursement Agreement, dated as of June 14, 2024, by and among Honeywell International Inc. and Resideo Intermediate Holding Inc.

23.1	Consent of Deloitte & Touche LLP (Independent Registered Accounting Firm for Snap One Holdings Corp.)

99.1	Press Release issued by Resideo Technologies Inc. on June 14, 2024.

99.2	Unaudited pro forma condensed combined statements of operations for the three months ended March 30, 2024 and the year ended December 31, 2023 and unaudited pro forma condensed combined balance sheet as of March 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: June 17, 2024